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SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made as of the 20th day of October, 2009

AMONG:

FIRST CORPORATION, a corporation formed pursuant to the laws of the State of Colorado and having an office for business located at 254-16 Midlake Boulevard, Calgary, Alberta T2X 2X7 Canada (“First Corp”)

AND:

ACQUMA HOLDINGS LIMITED, a company formed pursuant to the laws of the British Virgin Islands and having an office for business located at Trident Chambers, PO Box 146, Road Town, Tortola, BVI ("Acquma")

AND:

The shareholders of Acquma, each of whom are set forth on the signature page of this Agreement (the “Acquma Shareholders”).  First Corp, Acquma and the Acquma Shareholders are each a “Party” and referred to collectively herein as the “Parties.”

WHEREAS:

A.

The Acquma Shareholders own 16,109,462 shares of common stock, $.001 par value, being 100% of the presently issued and outstanding Acquma Shares;

B.

First Corp was incorporated on December 27, 1995 and became a Securities and Exchange Commission (“SEC”) reporting company on July 6, 2007;

C.

The respective Boards of Directors of First Corp and Acquma deem it advisable and in the best interests of First Corp and Acquma that Acquma become a wholly-owned subsidiary of First Corp (the “Acquisition”) pursuant to this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1

In this Agreement the following terms will have the following meanings:

(a)

“Acquisition” means the Acquisition, at the Closing, of Acquma by First Corp pursuant to this Agreement;

(b)

“Acquisition Shares” means the 64,437,848 First Corp Common Shares to be issued to the Acquma Shareholders at Closing pursuant to the terms of the Acquisition;

(c)

“Acquma Accounts Payable and Liabilities” means all accounts payable and liabilities of Acquma, due and owing or otherwise constituting a binding obligation of Acquma (other than an Acquma Material Contract) as set forth in the Acquma Financial Statements;

(d)

“Acquma Accounts Receivable” means all accounts receivable and other debts owing to Acquma, as set forth in the Acquma Financial Statements;

(e)

“Acquma Assets“ means the undertaking and all the property and assets of the Acquma Business of every kind and description wheresoever situated including, without limitation, Acquma Equipment, Acquma Inventory, Acquma Material Contracts, Acquma Accounts Receivable, Acquma Cash, Acquma Intangible Assets and Acquma Goodwill, and all credit cards, charge cards and banking cards issued to Acquma;

(f)

“Acquma Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of Acquma or relating to the Acquma Business;

(g)

“Acquma Business” means all aspects of the business conducted by Acquma;

(h)

“Acquma Cash” means all cash on hand or on deposit to the credit of Acquma on the Closing Date;

(i)

“Acquma Debt to Related Parties” means the debts owed by Acquma and its subsidiaries to the Acquma Shareholders or to any family member thereof, or to any affiliate, director or officer of Acquma or the Acquma Shareholders as set forth in the Acquma Financial Statements;

(j)

“Acquma Equipment” means all machinery, equipment, furniture, and furnishings used in the Acquma Business, including, without limitation, as set forth in the Acquma Financial Statements;

(k)

“Acquma Financial Statements” means collectively, the audited financial statements of Acquma for the two most recent fiscal years immediately preceding the date of Closing and the unaudited financial statements for the three, six or nine month period since the end of the most recent fiscal year, as required by the SEC, which are attached hereto as Schedule A;

(l)

“Acquma Goodwill” means the goodwill of the Acquma Business together with the exclusive right of First Corp to represent itself as carrying on the Acquma Business in succession of Acquma subject to the terms hereof, and the right to use any words indicating that the Acquma Business is so carried on including the right to use the name "Acquma” or “Acquma International" or any variation thereof as part of the name of or in connection with the Acquma Business or any part thereof carried on or to be carried on by Acquma, the right to all corporate, operating and trade names associated with the Acquma Business, or any variations of such names as part of or in connection with the Acquma Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Acquma Business, all necessary licenses and authorizations and any other rights used in connection with the Acquma Business;

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(m)

“Acquma Intangible Assets” means all of the intangible assets of Acquma, including, without limitation, Acquma Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Acquma and its subsidiaries;

(n)

“Acquma Inventory” means all inventory and supplies of the Acquma Business;

(o)

“Acquma Material Contracts” means the burden and benefit of and the right, title and interest of Acquma in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Acquma is entitled in connection with the Acquma Business whereunder Acquma is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(p)

“Acquma Related Party Debts” means the debts owed by the Acquma Shareholders or by any family member thereof, or by any affiliate, director or officer of Acquma or the Acquma Shareholders, to Acquma as described in the Acquma Financial Statements;

(q)

“Acquma Shares” means all of the issued and outstanding shares of Acquma's equity stock;

(r)

“Agreement” means this share exchange agreement among First Corp, Acquma, and the Acquma Shareholders;

(s)

“Closing” means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

(t)

“Closing Date” means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than February 28, 2010;

(u)

“First Corp Accounts Payable and Liabilities” means all accounts payable and liabilities of First Corp, on a consolidated basis, due and owing or otherwise constituting a binding obligation of First Corp pursuant to First Corp Financial Statements;

(v)

“First Corp Accounts Receivable” means all accounts receivable and other debts owing to First Corp, on a consolidated basis, as of the end of the fiscal quarter immediately preceding the date of Closing;

(w)

“First Corp Assets” means the undertaking and all the property and assets of the First Corp Business of every kind and description wheresoever situated including, without limitation, First Corp Equipment, First Corp Inventory, First Corp Material Contracts, First Corp Accounts Receivable, First Corp Cash, First Corp Intangible Assets and First Corp Goodwill, and all credit cards, charge cards and banking cards issued to First Corp;

(x)

“First Corp Bank Accounts” means all of the bank accounts, lock boxes and safety deposit boxes of First Corp relating to the First Corp Business;

(y)

“First Corp Business” means all aspects of any business conducted by First Corp;

(z)

“First Corp Cash” means all cash on hand or on deposit to the credit of First Corp on the Closing Date;

(aa)

“First Corp Common Shares” means the shares of common stock in the capital of First Corp;

(bb)

“First Corp Debt to Related Parties” means the debts owed by First Corp to any affiliate, director or officer of First Corp;

(cc)

“First Corp Equipment” means all machinery, equipment, furniture, and furnishings used in the First Corp Business;

(dd)

“First Corp Financial Statements” means, collectively, the audited financial statements of Acquma for the two most recent fiscal years immediately preceding the date of Closing and the unaudited financial statements for the three, six or nine month period since the end of the most recent fiscal year, as required by the SEC, which are attached hereto as Schedule B;

(ee)

“First Corp Goodwill” means the goodwill of the First Corp Business including the right to all corporate, operating and trade names associated with the First Corp Business, or any variations of such names as part of or in connection with the First Corp Business, all books and records and other information relating to the First Corp Business, all necessary licenses and authorizations and any other rights used in connection with the First Corp Business;

(ff)

“First Corp Insurance Policies” means the public liability insurance and insurance against loss or damage to the First Corp Assets and the First Corp Business;

(gg)

“First Corp Intangible Assets" means all of the intangible assets of First Corp, including, without limitation, First Corp Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of First Corp and its subsidiaries;

(hh)

“First Corp Inventory” means all inventory and supplies of the First Corp Business as of the end of the fiscal quarter immediately preceding the date of Closing;

(ii)

“First Corp Material Contracts” means the burden and benefit of and the right, title and interest of First Corp in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which First Corp or its subsidiaries are entitled whereunder First Corp are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice;

(jj)

“Place of Closing” means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as First Corp and Acquma may mutually agree upon; and

(kk)

“SEC Reports” means all reports required to be filed with the Securities and Exchange Commission by First Corp during the three years preceding the date of this Agreement.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Section References and Schedules

1.2

Any reference to a particular “Article”, “section”, “paragraph”, “clause” or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.  The Schedules to this Agreement are as follows:

Information concerning Acquma

Schedule “A”

Acquma Financial Statements

Schedule “E”

Acquma Assets and Encumbrances

Schedule “F”

Acquma Insurance Policies

Schedule “G”

Acquma Material Contracts

Information concerning First Corp

Schedule “B”

First Corp Financial Statements

Schedule “C”

First Corp Accounts Payable and Liabilities

Schedule “D”

First Corp Accounts Receivable

ARTICLE 2

THE ACQUISITION

Exchange of Shares

2.1

The Acquma Shareholders hereby agree to exchange the Acquma Shares for the Acquisition Shares on the Closing Date and to transfer to First Corp on the Closing Date a 100% undivided interest in and to the Acquma Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2

Each share of Acquma Stock issued and outstanding, on a fully-diluted basis, immediately prior to the Closing shall be converted into and represent the right to receive such number of shares of the Acquisition Shares as is equal to the Conversion Ratio (as defined below).  No fractional Acquisition Shares shall be issued.  In lieu of any fractional Acquisition Shares that would have otherwise been issued, each Acquma Shareholder that would have been entitled to receive a fractional Acquisition Share shall, on proper surrender of such person’s Acquma Shares, receive such whole number of Acquisition Shares as is equal to the precise number of Acquisition Shares to which such Company Stockholder would be entitled, rounded up or down to the nearest whole number (with a fractional interest equal to 0.5 rounded upward to the nearest whole number); provided that each such Acquma Stockholder shall receive at least one Acquisition Share.  The “Conversion Ratio” shall be obtained by dividing (i) the number of shares held by such Acquma Shareholder by (ii) the total number of outstanding Acquma Shares immediately prior to the Closing.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

OF FIRST CORP

Representations and Warranties

3.1

Joel Breeze (the “First Corp Principal”), on behalf of First Corp hereby represents and warrants in all material respects to Acquma and the Acquma Shareholders, with the intent that Acquma and the Acquma Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that the statements contained in this Article 3 are true and correct, except as set forth in the disclosure schedule provided by First Corp to Acquma and the Acquma Shareholders (the “Disclosure Schedule”).  The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article 3.  In the event that any section does not provide for an exception to a Disclosure Schedule and First Corp provides an exception on the Disclosure Schedule, such section shall be construed as if this Agreement provided for such an exception:

First Corp - Corporate Status and Capacity

(a)

Incorporation. First Corp is a corporation duly incorporated and validly subsisting under the laws of the State of Colorado and in good standing with the office of the Secretary of State for the State of Colorado;

(b)

Carrying on Business. First Corp conducts the business described in its filings with the SEC and does not conduct any other business.  The nature of the First Corp Business does not require First Corp to register or otherwise be qualified to carry on business in any other jurisdictions;

(c)

Corporate Capacity. First Corp has the corporate power, capacity and authority to own the First Corp Assets and to enter into and complete this Agreement;

(d)

Reporting Status; Listing. First Corp is required to file current reports with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”).  The First Corp Common Shares are quoted on the OTC Bulletin Board under the symbol “FSTC”;

(e)

SEC Reports. Except as set forth on Schedule 3.1(e) hereto, First Corp has filed all SEC Reports with the Commission which were required to be filed during the twenty-four months preceding the date of this Agreement pursuant to the Exchange Act. The SEC Reports, at the time filed, complied as to form in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any financial statements or schedules included therein, contains any untrue statements of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

First Corp - Capitalization

(f)

Authorized Capital. The authorized capital of First Corp consists of 510,000,000 shares of capital stock, divided into two classes: (i) 500,000,000 designated as common stock, par value $0.001, of which 24,868,000 shares of Common Stock are validly issued and outstanding, fully paid and non-assessable; and (ii) 10,000,000 shares designated as preferred stock at $0.001 par value, of which none are issued and outstanding.

(g)

No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of First Corp Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of First Corp;

First Corp - Records and Financial Statements

(h)

Charter Documents. The charter documents of First Corp and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of First Corp;

(i)

Corporate Minute Books. The corporate minute books of First Corp and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by First Corp which required director or shareholder approval are reflected on the corporate minute books of First Corp and its subsidiaries. First Corp is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

(j)

First Corp Financial Statements. The First Corp Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of First Corp, and the sales and earnings of the First Corp Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(k)

First Corp Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of First Corp which are not reflected in the First Corp Financial Statements except those incurred in the ordinary course of business since the date of the First Corp Financial Statements, and First Corp has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of First Corp as of the Closing Date, are described in Schedule C hereto;

(l)

First Corp Accounts Receivable. All the First Corp Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of First Corp, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of First Corp as of the Closing Date, are described in Schedule D hereto;

(m)

No Debt to Related Parties. First Corp will not, and on the Closing will not be, indebted to any affiliate, director or officer of First Corp except accounts payable on account of bona fide business transactions of First Corp incurred in normal course of the First Corp Business, including employment agreements, none of which are more than 30 days in arrears;

(n)

No Related Party Debt to First Corp. No director or officer or affiliate of First Corp is now indebted to or under any financial obligation to First Corp or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

(o)

No Dividends. No dividends or other distributions on any shares in the capital of First Corp have been made, declared or authorized since December 31, 2008;

(p)

No Payments. No payments of any kind have been made or authorized since December 31, 2008 to or on behalf of officers, directors, shareholders or employees of First Corp or its subsidiaries or under any management agreements with First Corp or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(q)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting First Corp;

(r)

No Adverse Events. Since June 30, 2008:

(i)

there has not been any material adverse change in the consolidated financial position or condition of First Corp, its liabilities or the First Corp Assets or any damage, loss or other change in circumstances materially affecting First Corp, the First Corp Business or the First Corp Assets or First Corp’ right to carry on the First Corp Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting First Corp, the First Corp Business or the First Corp Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by First Corp to any of First Corp’ officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the First Corp Business has been and continues to be carried on in the ordinary course,

(v)

First Corp has not waived or surrendered any right of material value, and

(vi)

First Corp has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business.

First Corp - Income Tax Matters

(s)

Tax Returns. All tax returns and reports of First Corp required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by First Corp and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(t)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by First Corp or its subsidiaries.  First Corp is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

First Corp - Applicable Laws and Legal Matters

(u)

Licenses. First Corp and its subsidiaries hold all licenses and permits as may be requisite for carrying on the First Corp Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the First Corp Business;

(v)

Applicable Laws. Neither First Corp nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the First Corp Business, and First Corp is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the First Corp Business;

(w)

Pending or Threatened Litigation. There is no litigation or administrative or governmental proceeding pending or threatened against or relating to First Corp, the First Corp Business, or any of the First Corp Assets nor does First Corp have any knowledge of any deliberate act or omission of First Corp or its subsidiaries that would form any material basis for any such action or proceeding;

(x)

No Bankruptcy. First Corp has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against First Corp and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of First Corp;

(y)

Labor Matters. First Corp is not a party to any collective agreement relating to the First Corp Business with any labor union or other association of employees and no part of the First Corp Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of First Corp, has made any attempt in that regard;

(z)

Finder's Fees. Except for the agreement with Louis Consulting Ltd FZE dated July 6, 2009, First Corp is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(aa)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of First Corp;

(bb)

No Violation or Breach. The execution and performance of this Agreement will not:

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(i)

violate the charter documents of First Corp or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which First Corp is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, the First Corp Material Contracts, or any right or rights enjoyed by First Corp,

(iii)

result in any alteration of First Corp’s obligations under any agreement to which First Corp is a party including, without limitation, the First Corp Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the First Corp Assets,

(v)

result in the imposition of any tax liability to First Corp relating to the First Corp Assets, or

(vi)

violate any court order or decree to which First Corp is subject;

The First Corp Assets - Ownership and Condition

(cc)

Business Assets. The First Corp Assets comprise all of the property and assets of the First Corp Business, and no other person, firm or corporation owns any assets used by First Corp in operating the First Corp Business, whether under a lease, rental agreement or other arrangement;

(dd)

Title. First Corp is the legal and beneficial owner of the First Corp Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(ee)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the First Corp Assets;

(ff)

No Default. There has not been any default in any material obligation of First Corp or any other party to be performed under any of the First Corp Material Contracts, each of which is in good standing and in full force and effect and unamended, and First Corp is not aware of any default in the obligations of any other party to any of the First Corp Material Contracts;

(gg)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of First Corp. First Corp is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

99999.009 00044656 v.

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First Corp Assets - First Corp Equipment

(hh)

First Corp Equipment. The First Corp Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

First Corp Assets - First Corp Goodwill and Other Assets

(ii)

First Corp Goodwill. First Corp does not carry on the First Corp Business under any other business or trade names. First Corp does not have any knowledge of any infringement by First Corp of any patent, trademarks, copyright or trade secret;

The First Corp Business

(jj)

Maintenance of Business. Since the date of the First Corp Financial Statements, First Corp has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

(kk)

Subsidiaries. First Corp does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

First Corp - Acquisition Shares

(ll)

Acquisition Shares. The Acquisition Shares when delivered to the Acquma Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be free of any restrictive legend.

Non-Merger and Survival

3.2

The representations and warranties of First Corp contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Acquma or the Acquma Shareholders, the representations and warranties of the First Corp Principal shall survive the Closing.

Indemnity

3.3

The First Corp Principal agrees to indemnify and save harmless Acquma and the Acquma Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of First Corp to defend any such claim), resulting from the failure to disclose the existence of any material liability or the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by First Corp to Acquma or the Acquma Shareholders hereunder.

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ARTICLE 4

COVENANTS OF FIRST CORP

Covenants

4.1

First Corp covenants and agrees with Acquma and the Acquma Shareholders that it will:

(a)

Conduct of Business. Until the Closing, conduct the First Corp Business diligently and in the ordinary course consistent with the manner in which the First Corp Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use its best efforts to preserve the First Corp Business and the First Corp Assets and, without limitation, preserve for Acquma First Corp’s and its subsidiaries’ relationships with any third party having business relations with them;

(c)

Access. Until the Closing, give Acquma, the Acquma Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of First Corp, and furnish to Acquma, the Acquma Shareholders and their representatives all such information as they may reasonably request;

(d)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the First Corp Assets notwithstanding the change in control of Acquma arising from the Acquisition; and

(e)

SEC Filings.  File with the SEC in a timely manner, all reports and other documents required of First Corp under either the Securities Act or the Exchange Act, including such filings as required to permit the Acquisition.

Authorization

4.2

First Corp hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting First Corp and its subsidiaries to release any and all information in their possession respecting First Corp and its subsidiaries to the Acquma Shareholders. First Corp shall promptly execute and deliver to the Acquma Shareholders any and all consents to the release of information and specific authorizations which the Acquma Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3

The covenants set forth in this Article shall survive the Closing for the benefit of Acquma and the Acquma Shareholders.

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ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF

THE ACQUMA SHAREHOLDERS

Representations and Warranties

5.1

Daniel Craig-Hallam and Jeremy Pryke (the “Acquma Principal & Representative of the largest Shareholder”), joint and severally, on behalf of Acquma represent and warrant in all material respects to First Corp (except that each Acquma Shareholder hereby, severally and not jointly, represent and warrant to First Corp with respect to Sections 5.1(e) relating to each Acquma Shareholder’s individual ownership), with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Acquma - Company Status and Capacity

(a)

Formation. Acquma is a corporation duly incorporated and validly subsisting under the laws of the British Virgin Islands and in good standing with its registered agent or will be at time of closing;

(b)

Carrying on Business. Acquma carries on the Acquma Business primarily in the British Virgin Islands and carries on material business activity in other jurisdiction. The nature of the Acquma Business does not require Acquma to register or otherwise be qualified to carry on business in any jurisdiction;

(c)

Legal Capacity. Acquma has the legal power, capacity and authority to own Acquma Assets, to carry on the Business of Acquma and to enter into and complete this Agreement;

Acquma - Capitalization

(d)

Authorized Capital. The authorized capital of Acquma consists of 500,000,000 shares of common stock, $.001 par value;

(e)

Ownership of Acquma Shares. The issued and outstanding shares of Acquma common stock will on Closing consist of 16,109,462 shares (being the Acquma Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Acquma Shareholders will be at Closing the registered and beneficial owners of the Acquma Shares. The Acquma Shares owned by the Acquma Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

(f)

Options, Warrants or Other Rights. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Acquma Shares held by the Acquma Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquma;

(g)

No Restrictions. There are no restrictions on the transfer, sale or other disposition of Acquma Shares contained in the charter documents of Acquma or under any agreement;

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Acquma - Records and Financial Statements

(h)

Charter Documents. The charter documents of Acquma have not been altered since its formation date, except as filed in the record books of Acquma;

(i)

Minute Books. The minute books of Acquma are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Acquma which required director or shareholder approval are reflected on the corporate minute books of Acquma. Acquma is not in violation or breach of, or in default with respect to, any term of its Articles of Association (or other charter documents) or Memorandum of Association;

(j)

Acquma Financial Statements. The Acquma Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Acquma as of the date thereof, and the sales and earnings of the Acquma Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

(k)

Acquma Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Acquma which are not reflected in the Acquma Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Acquma Financial Statements, and Acquma has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

(l)

Acquma Accounts Receivable. All the Acquma Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Acquma Shareholders, any claim by the obligor for set-off or counterclaim;

(m)

No Debt to Related Parties. Acquma is not and on Closing will not be, indebted to the Acquma Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Acquma or the Acquma Shareholders except accounts payable on account of bona fide business transactions of Acquma incurred in normal course of Acquma Business, including employment agreements with the Acquma Shareholders, none of which are more than 30 days in arrears;

(n)

No Related Party Debt to Acquma. No Acquma Shareholder nor any director, officer or affiliate of Acquma is now indebted to or under any financial obligation to Acquma on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

(o)

No Dividends. No dividends or other distributions on any shares in the capital of Acquma have been made, declared or authorized since the date of the Acquma Financial Statements;

(p)

No Payments. No payments of any kind have been made or authorized since the date of the Acquma Financial Statements to or on behalf of the Acquma Shareholders or to or on behalf of officers, directors, shareholders or employees of Acquma or under any management agreements with Acquma, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

(q)

No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Acquma, except as set forth in the Acquma Financial Statements;

(r)

No Adverse Events. Since December 31, 2008:

(i)

there has not been any material adverse change in the consolidated financial position or condition of Acquma, its liabilities or the Acquma Assets or any damage, loss or other change in circumstances materially affecting Acquma, the Acquma Business or the Acquma Assets or Acquma’s right to carry on the Acquma Business, other than changes in the ordinary course of business,

(ii)

there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Acquma, the Acquma Business or the Acquma Assets,

(iii)

there has not been any material increase in the compensation payable or to become payable by Acquma to the Acquma Shareholders or to any of Acquma's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

(iv)

the Acquma Business has been and continues to be carried on in the ordinary course,

(v)

Acquma has not waived or surrendered any right of material value,

(vi)

Acquma has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

(vii)

no capital expenditures in excess of $5,000 individually or $10,000 in total have been authorized or made;

Acquma - Income Tax Matters

(s)

Tax Returns. All tax returns and reports of Acquma required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Acquma or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

(t)

Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Acquma. Acquma is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Acquma - Applicable Laws and Legal Matters

(u)

Licenses. Acquma holds all licenses and permits as may be requisite for carrying on the Acquma Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Acquma Business;

(v)

Applicable Laws. Acquma has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Acquma Business, and, to the knowledge of the Acquma Shareholders, Acquma is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Acquma Business;

(w)

Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Acquma, the Acquma Business, or any of the Acquma Assets, nor do the Acquma Shareholders have any knowledge of any deliberate act or omission of Acquma that would form any material basis for any such action or proceeding;

(x)

No Bankruptcy. Acquma has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Acquma and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Acquma;

(y)

Labor Matters. Acquma is not party to any collective agreement relating to the Acquma Business with any labor union or other association of employees and no part of the Acquma Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Acquma Shareholders, has made any attempt in that regard;

(z)

Finder's Fees. Acquma is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(aa)

Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Acquma;

(bb)

No Violation or Breach. The execution and performance of this Agreement will not

(i)

violate the charter documents of Acquma or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Acquma is a party,

(ii)

give any person any right to terminate or cancel any agreement including, without limitation, Acquma Material Contracts, or any right or rights enjoyed by Acquma,

(iii)

result in any alteration of Acquma's  obligations under any agreement to which Acquma  is a party including, without limitation, the Acquma Material Contracts,

(iv)

result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Acquma Assets,

(v)

result in the imposition of any tax liability to Acquma relating to Acquma Assets or the Acquma Shares, or

(vi)

violate any court order or decree to which either Acquma is subject;

Acquma Assets - Ownership and Condition

(cc)

Business Assets. The Acquma Assets, comprise all of the property and assets of the Acquma Business, and neither the Acquma Shareholders nor any other person, firm or corporation owns any assets used by Acquma in operating the Acquma Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedule E hereto;

(dd)

Title. Acquma is the legal and beneficial owner of the Acquma Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedule E hereto;

(ee)

No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Acquma Assets;

(ff)

Acquma Insurance Policies. Acquma maintains the public liability insurance and insurance against loss or damage to the Acquma Assets and the Acquma Business as described in Schedule F hereto;

(gg)

Acquma Material Contracts. The Acquma Material Contracts listed in Schedule G constitute all of the material contracts of Acquma;

(hh)

No Default. There has not been any default in any material obligation of Acquma or any other party to be performed under any of Acquma Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule G), and Acquma is not aware of any default in the obligations of any other party to any of the Acquma Material Contracts;

(ii)

No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Acquma.  Acquma is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Acquma Assets - Acquma Equipment

(jj)

Acquma Equipment. The Acquma Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Acquma Assets - Acquma Goodwill and Other Assets

(kk)

Acquma Goodwill. Acquma carries on the Acquma Business only under the name "Acquma Holdings Limited" and variations thereof and under no other business or trade names. The Acquma Shareholders do not have any knowledge of any infringement by Acquma of any patent, trademark, copyright or trade secret;

The Business of Acquma

(ll)

Maintenance of Business. Since December 31, 2008, the Acquma Business has been carried on in the ordinary course and Acquma has not entered into any material agreement or commitment except in the ordinary course; and

(mm)

Subsidiaries. Acquma does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Acquma does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2

The representations and warranties of Acquma contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time.  Notwithstanding the completion of the transaction ns contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by First Corp, the representations and warranties of Acquma shall survive the Closing.

Indemnity

5.3

The Acquma Principals agree to joint and severally indemnify and save harmless First Corp from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Acquma to defend any such claim), resulting from the failure to disclose the existence of any material liability or the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Acquma to First Corp hereunder.

ARTICLE 6

COVENANTS OF ACQUMA AND

THE ACQUMA SHAREHOLDERS

Covenants

6.1

Acquma covenants and agrees with First Corp that it will:

(a)

Conduct of Business. Until the Closing, conduct the Acquma Business diligently and in the ordinary course consistent with the manner in which the Acquma Business generally has been operated up to the date of execution of this Agreement;

(b)

Preservation of Business.  Until the Closing, use their best efforts to preserve the Acquma Business and the Acquma Assets and, without limitation, preserve for First Corp Acquma’s relationships with their suppliers, customers and others having business relations with them;

(c)

Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Acquma Assets, including the Acquma Material Contracts, notwithstanding the change in control of Acquma arising from the Acquisition;

Authorization

6.2

Acquma hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Acquma to release any and all information in their possession respecting Acquma to First Corp.  Acquma shall promptly execute and deliver to First Corp any and all consents to the release of information and specific authorizations which First Corp reasonably require to gain access to any and all such information.

Survival

6.3

The covenants set forth in this Article shall survive the Closing for the benefit of First Corp.

ARTICLE 7

CONDITIONS PRECEDENT

Conditions Precedent in favor of First Corp

7.1

First Corp’s obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to First Corp hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by Acquma or the Acquma Shareholders at or prior to the Closing will have been complied with or performed;

(c)

title to the Acquma Shares held by the Acquma Shareholders and to the Acquma Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Acquma Shares shall be duly transferred to First Corp;

(d)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of Acquma, its liabilities or the Acquma Assets or any damage, loss or other change in circumstances materially and adversely affecting Acquma, the Acquma Business or the Acquma Assets or Acquma's right to carry on the Acquma Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Acquma or the Acquma Business (whether or not covered by insurance) materially and adversely affecting Acquma, the Acquma Business or the Acquma Assets;

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(e)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any, and the registration statement/proxy on Form S-4 to be filed by First Corp in connection with the issuance of the Acquisition Shares and the Migratory Merger shall have been declared effective by the SEC;

(f)

the transactions contemplated hereby shall have been approved by the Board of Directors and shareholders of Acquma;

(g)

on or prior to the Closing Date, Acquma and/or the Acquma Shareholders shall have acquired all of the ordinary shares held by Acquma Shareholders that are not participating in this Agreement so that First Corp shall acquire 100% of the presently issued and outstanding Acquma Shares; and

(h)

on or prior to the Closing Date, Acquma shall have delivered the Acquma Financial Statements.

Waiver by First Corp

7.2

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of First Corp and any such condition may be waived in whole or in part by First Corp at or prior to the Closing by delivering to Acquma a written waiver to that effect signed by First Corp. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, First Corp shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Acquma and the Acquma Shareholders

7.3

The obligations of Acquma and the Acquma Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a)

all documents or copies of documents required to be executed and delivered to Acquma hereunder will have been so executed and delivered;

(b)

all of the terms, covenants and conditions of this Agreement to be complied with or performed by First Corp at or prior to the Closing will have been complied with or performed;

(c)

First Corp will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Acquma at the Closing and the Acquisition Shares will be registered on the books of First Corp in the name of the holder of Acquma Shares at the time of Closing;

(d)

title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(e)

subject to Article 8 hereof, there will not have occurred

(i)

any material adverse change in the financial position or condition of First Corp, its subsidiaries, their liabilities or the First Corp Assets or any damage, loss or other change in circumstances materially and adversely affecting First Corp, the First Corp Business or the First Corp Assets or First Corp’ right to carry on the First Corp Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

(ii)

any damage, destruction, loss or other event, including changes to any laws or statutes applicable to First Corp or the First Corp Business (whether or not covered by insurance) materially and adversely affecting First Corp, its subsidiaries, the First Corp Business or the First Corp Assets;

(f)

First Corp shall have filed a registration statement on Form S-4 (“Form S-4”) registering the Acquisition Shares for issuance and the Form S-4 shall have been declared effective by the SEC;

(g)

First Corp shall have filed a proxy statement (or, if available in compliance with SEC regulations, an information statement on Schedule 14C) with the SEC and shall obtain such approvals of First Corp’s stockholders as may be required to issue the Acquisition Shares, redomesticate First Corp from Colorado to Nevada (the “Migratory Merger”) and change the name of First Corp to “Acquma Holdings Corp.” or such other name as determined by the Board of Directors of Acquma;

(h)

any applicable period during which stockholders of First Corp have the right to exercise appraisal, dissenters' or other similar rights under Section 7-113-102 of the Colorado Business Corporation Act (“CBCA”) or other applicable law shall have expired and stockholders of First Corp holding in the aggregate more than five percent (5%) of the outstanding shares of First Corp Common Stock shall not have exercised appraisal, dissenters' or similar rights under Section 7-113-102 of the CBCA or other applicable law with respect to such shares by virtue of the Migratory Merger;

(i)

the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

(j)

the transactions contemplated hereby shall have been approved by the Board of Directors of First Corp;

(i)

The directors and officers of First Corp shall provide their resignations, which shall be effective upon the Closing of the transaction;

(j)

Daniel Craig-Hallam shall have been appointed as the Chief Executive Officer and sole director of First Corp.

Waiver by Acquma and the Acquma Shareholders

7.4

The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Acquma and the Acquma Shareholders and any such condition may be waived in whole or in part by Acquma or the Acquma Shareholders at or prior to the Closing by delivering to First Corp a written waiver to that effect signed by Acquma and the Acquma Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Acquma and the Acquma Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5

The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $10.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6

Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before February 28, 2010 (the “Termination Date”), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7

Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Acquma and First Corp and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that First Corp will be required to file a Current Report on Form 8-K with the SEC respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of First Corp’s filings with the SEC.

ARTICLE 8

RISK

Material Change in the Business of Acquma

8.1

If any material loss or damage to the Acquma Business occurs prior to Closing and such loss or damage, in First Corp's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, First Corp shall, within two (2) days following any such loss or damage, by notice in writing to Acquma, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to First Corp' obligations to carry out the transactions contemplated hereby, be vested in Acquma or otherwise adequately secured to the satisfaction of First Corp on or before the Closing Date.

Material Change in the First Corp Business

8.2

If any material loss or damage to the First Corp Business occurs prior to Closing and such loss or damage, in Acquma's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Acquma shall, within two (2) days following any such loss or damage, by notice in writing to First Corp, at its option, either:

(a)

terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b)

elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Acquma's obligations to carry out the transactions contemplated hereby, be vested in First Corp or otherwise adequately secured to the satisfaction of Acquma on or before the Closing Date.

ARTICLE 9

CLOSING

Closing

9.1

The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing on the Closing Date in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Acquma

9.2

On or before the Closing, Acquma and the Acquma Principals will deliver or cause to be delivered to First Corp:

(a)

certified copies of such resolutions of the shareholders and directors of Acquma as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

(b)

an acknowledgement from Acquma and the Acquma Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

(c)

the certificates or other evidence of ownership of the Acquma Shares, together with such other documents or instruments required to effect transfer of ownership of the Acquma Shares to First Corp;

(d)

the Disclosure Schedule;

(e)

such Schedules required to be provided by Acquma pursuant to this Agreement; and

(f)

such other documents as First Corp may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by First Corp

9.3

On or before the Closing, First Corp shall deliver or cause to be delivered to Acquma and the Acquma Shareholders:

(a)

clean, unlegended share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Acquma Common Stock;

(b)

certified copies of such resolutions of the directors of First Corp as are required to be passed to authorize the execution, delivery and implementation of this Agreement, to issue the Acquisition Shares, redomesticate First Corp from Colorado to Nevada and change the name of First Corp to “Acquma Holdings Corp.” or such other name as determined by the Board of Directors of Acquma;

(c)

certified copies of such resolutions of the shareholders of First Corp as are required to be passed to authorize the execution, delivery and implementation of this Agreement, to issue the Acquisition Shares, redomesticate First Corp from Colorado to Nevada and change the name of First Corp to “Acquma Holdings Corp.” or such other name as determined by the Board of Directors of Acquma;

(d)

a certified copy of a resolution of the directors of First Corp dated as of the Closing Date appointing the nominees of Acquma as officers of Acquma and appointing the nominee of the Acquma Shareholders to the board of directors of First Corp;

(e)

undated resignations of all of the officers and directors of First Corp as of the Closing Date;

(f)

an acknowledgement from First Corp of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

(g)

such Schedules required to be provided by First Corp pursuant to this Agreement;

(h)

good standing certificate of First Corp;

(i)

copies of the charter documents of First Corp, including amendments thereof, and all corporate records documents and instruments of First Corp, the corporate seal of First Corp and all books and accounts of First Corp; and

(j)

such other documents as Acquma may reasonably require to give effect to the terms and intention of this Agreement.

ARTICLE 10

POST-CLOSING MATTERS

Forthwith after the Closing, First Corp, Acquma and the Acquma Shareholders agree to use all their best efforts to:

(a)

issue a news release reasonably acceptable to each party reporting the Closing;

(b)

file a Form 8-K with the Securities and Exchange Commission within four (4) business days following the Closing, which includes audited financial statements of Acquma as well as pro forma financial information of Acquma and First Corp as required by Regulations S-K and S-X as promulgated by the SEC; and

(c)

file reports on Form 3 (and Form 13D, where applicable) with the SEC disclosing the acquisition of the Acquisition Shares by the Acquma Shareholders.

ARTICLE 11

GENERAL PROVISIONS

Notice

11.1

All notices, requests, demands, claims and other communications hereunder shall be in writing.  Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

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(a)

First Corp:

First Corporation

254-16 Midlake Boulevard

Calgary, Alberta T2X 2X7 Canada

Attention: Joel Breeze

Telephone: (403) 461-7283

Facsimile: (646) 415-9093

With a copy to:

Madama Griffitts O’Hara LLP

450 Park Avenue South, 9th Floor

New York, New York 10016

Attn: Mary P. O’Hara, Esq.

Telephone: (212) 209-5483

Facsimile: (212) 209-5460

(b)

Acquma or the Acquma Shareholders:

Acquma Holdings Limited

Trident Chambers

PO Box 146

Road Town, Tortola, BVI

Attention: Daniel Craig-Hallam, Managing Director

Telephone: 011 44 892 512733

Facsimile: 011 44 892 512733

With a copy to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York

Attention: Thomas A. Rose, Esq.

Telephone: (212) 930-9700

Facsimile: (212) 930-9725

Any Party may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.  Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

Further Assurances

11.2

Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.3

Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.4

This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof, including, without limitation, the Letter of Intent dated July 6, 2009 relating to the contemplated transactions referred to therein.

Succession and Assignment

11.5

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

Counterparts and Facsimile Signature

11.6

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile signature.

No Third Party Beneficiaries

11.7

This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

Headings

11.8

The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Governing Law

11.9

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York.

Amendments and Waivers

11.10

The Parties may mutually amend any provision of this Agreement at any time prior to the Closing.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the Parties.  No waiver of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver.  No waiver by any Party with respect to any default, misrepresentation or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

99999.009 00044656 v.2

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Severability

11.11

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

Submission to Jurisdiction

11.12

Each of the Parties (a) submits to the jurisdiction of any state or federal court sitting in the County of New York in the State of New York in any action or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, and (c) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto.  Any Party may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11.1.  Nothing in this Section 11.12, however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

Construction

11.13

The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

[Signature page follows]

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IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

FIRST CORPORATION

By:_ _________________________

Name: Joel Breeze

Title: CEO and President

ACQUMA HOLDINGS LIMITED

By:_ _________________________

Name: Daniel Craig-Hallam

Title: CEO

SHAREHOLDERS OF ACQUMA HOLDINGS LIMITED

______________________________

______________________________

Name: Louis Holdings Ltd.

Name: Andrew Guest

By: Jeremy Pryke

Number of Shares: 1,000,000

Title: Beneficial Owner

Number of Shares: 5,700,949

______________________________

______________________________

Name: Stephen Davis

Name: Steven Jones

Number of Shares: 1,000,000

Number of Shares: 993,550

______________________________

______________________________

Name: Jasminder Dhillon

Name: Adele Nozedar/ Adam Fuest

Number of Shares: 1,000,000

Number of Shares: 600,000

______________________________

______________________________

Name: Gurjunder Thiara

Name: Principality Pension Trust

Number of Shares: 1,000,000

By: Roy Dunlop

Title: Trustee

Number of Shares: 561,000

______________________________

______________________________

Name: Michael Makin

Name: Dematco

Number of Shares: 1,000,000

By:

Title:

Number of Shares: 440,000

______________________________

______________________________

Name:

Kevin Odoherty

Name: Martin Jones

Number of Shares: 1,000,000

Number of Shares: 287,411

______________________________

______________________________

Name: St. Andrews Sec.

Name: Clayton Williams

By: Harri Huuskonen

Number of Shares: 56,100

Title: Managing Director

Number of Shares: 280,000

______________________________

______________________________

Name: Jane Bevans

Name: Bethan Roberts

Number of Shares: 125,000

Number of Shares: 51,000

______________________________

______________________________

Name: Patsy Cohen

Name: Duncan Innes

Number of Shares: 115,500

Number of Shares: 44,880

______________________________

______________________________

Name: Angela Evans

Name: Peter Surma

Number of Shares: 106,790

Number of Shares: 35,400

______________________________

______________________________

Name: Gareth Thomas

Name: Catherine Etchell

Number of Shares: 105,000

Number of Shares: 31,250

______________________________

______________________________

Name: Daniel Craig Hallam

Name: Bernadette Vickory

Number of Shares: 100,000

Number of Shares: 28,910

______________________________

______________________________

Name: Barry Fehler

Name: Colin and Hazel Hicks

Number of Shares: 89,760

Number of Shares: 23,730

______________________________

______________________________

Name: Raymond Jones

Name: Adrian Vickory

Number of Shares: 81,600

Number of Shares: 17,110

______________________________

______________________________

Name: Ruth Arnold

Name: Ashwin Shah

Number of Shares: 72,022

Number of Shares: 10,000

______________________________

______________________________

Name: Simon Micheals

Name: Victor Broad

Number of Shares: 70,000

Number of Shares: 10,000

______________________________

______________________________

Name: Jenni Fletcher

Name: Roy Crothers

Number of Shares: 62,500

Number of Shares: 10,000